UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 25, 2024, Paysign, in its capacity as a nominal defendant, entered into a Stipulation and Agreement of Settlement (the “Stipulation”) to resolve previously-reported stockholder derivative actions (the “Derivative Actions”) pending in the United States District Court for the District of Nevada (the “Court”). The derivative actions consist of the actions entitled Toczek v. Newcomer, et al., D. Nev. Case No. 2:20-cv-01722-JCM-NJK; Gray v. Attinger, et al., D. Nev. Case No. 2:22-cv-00735-GMN-VCF; Blanchette v. Paysign, Inc., et al., D. Nev. Case No. 2:23-cv-01632-JCM-BNW; and Jeewa v. Newcomer, et al., D. Nev. Case No. 2:23-cv-02129-RFB-EJY. Collectively, the derivative actions alleged violations of Sections 10(b) and 14(a) of the Exchange Act, breaches of fiduciary duty, unjust enrichment, and waste. A complete description of the litigation and the proposed settlement is set forth in the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 6, 2024, plaintiffs in the aforesaid actions filed a Motion for Preliminary Approval of Derivative Settlement. On August 28, 2025, the Court scheduled a final approval hearing for the settlement, which will take place on November 14, 2025 at 1:00 p.m., at which time the Court will determine, among other things, whether the terms of the Stipulation should be approved as fair, reasonable, and adequate and consider any objections to the settlement.

Upon final approval by the Court, the Stipulation will provide a release of all claims arising out of the allegations in the Derivative Actions and will result in the dismissal of the Derivative Actions with prejudice upon the terms and subject to the conditions set forth in the Stipulation. The proposed settlement also requires the Company to adopt and maintain certain corporate governance reforms and procedures, as further outlined in the Stipulation, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference. The settlement is not an admission of fault or wrongdoing by the Company; however, the Company believes that a resolution of these claims at this time is in the best interest of the Company and its stockholders given the costs and risks inherent in litigation.

On September 15, 2025, we issued a press release containing a Summary Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions. A copy of the press release is furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

As provided in General Instruction B-2 of SEC Form 8-K, the information set forth in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions
99.2	Stipulation and Agreement of Settlement
99.3	Press Release entitled “Paysign, Inc. Announces Summary Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: September 15, 2025	By: /s/ Mark Newcomer
Mark Newcomer, President and Chief Executive Officer

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